Exhibit 99.906 CERT

EXHIBIT 12 (b)
RULE 30a-2(b) CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Seligman Asset Allocation Series, Inc. (the registrant), do hereby certify, to such officer’s knowledge, that:

(1)

The semi-annual Report on Form N-CSR of the registrant for the six months ended June 30, 2009 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:

/s/ PATRICK T. BANNIGAN Patrick T. Bannigan Chief Executive Officer

Date:	September 2, 2009

By:

/s/ LAWRENCE P. VOGEL Lawrence P. Vogel Chief Financial Officer

Date:	September 2, 2009